SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange
                                Act of 1934

Date of Report (Date of earliest event reported) October 2, 1996
                                                (October 1, 1996)



                                TORCHMARK
                                CORPORATION
          (Exact name of registrant as specified in its charter)


     Delaware              1-8052               63-0780404
(State or other          (Commission File    (I.R.S. Employer
jurisdiction of                Number)          Identification No.)
incorporation)

     2001 Third Avenue South, Birmingham, Alabama      35233
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (205) 325-4200


                                   None
       (Former name or former address, if changed since last report)




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Item 5.  Other Events.


     Torchmark Corporation issued a press release dated October 2, 1996, which is incorporated herein by reference and attached hereto as an exhibit.



Item 7.  Financial Statement and Exhibits

     (a)  Financial Statements of businesses acquired.
               Not applicable.

     (b)  Pro forma financial information.
               Not applicable.

     (c)  Exhibits.
                                                       Page
          Torchmark Corporation Press Release
               Dated October 2, 1996.

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                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TORCHMARK CORPORATION




Date: October 2, 1996                     /s/ William C. Barclift

                                            William C. Barclift
                                      Vice President and General Counsel


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